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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: January 30, 2004
                        (Date of earliest event reported)



                              ROWAN COMPANIES, INC.
             (Exact name of registrant as specified in the charter)



           DELAWARE                      001-05491              75-0759420
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
        incorporation)                    Number)           Identification No.)


                             2800 POST OAK BOULEVARD
                                   SUITE 5450
                            HOUSTON, TEXAS 77056-6127
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (713) 621-7800


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ITEM 5.       OTHER EVENTS

         Rowan Companies, Inc. ("Rowan") entered into an Underwriting Agreement dated January 27, 2004, between Rowan and Lehman Brothers Inc. (the "Underwriting Agreement"), with respect to the offer and sale by Rowan of 10,000,000 shares of common stock, par value $0.125 per share (the "Common Stock"), approximately 1.7 million of which were held in treasury. Rowan has granted Lehman Brothers an option to purchase up to 1,500,000 additional shares of Common Stock to cover any over-allotments. The offering of the Common Stock is made under Rowan's shelf registration statement on Form S-3 (Registration No. 333-110601) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated January 27, 2004 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

         A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report. The opinion of Andrews Kurth LLP regarding the validity of the securities issued pursuant to the offering is filed as Exhibit 5.1 hereto. The opinion of Andrews Kurth LLP is being filed as an exhibit to this Current Report on Form 8-K in lieu of filing it as an exhibit to the Registration Statement by means of a post-effective amendment. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement. Accordingly, such exhibit is also incorporated by reference into the Registration Statement as an exhibit thereto.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         1.1 Underwriting Agreement dated January 27, 2004 between Rowan Companies, Inc. and Lehman Brothers Inc.

         5.1 Opinion of Andrews Kurth LLP regarding the validity of the securities issued.

         99.1 Press release of Rowan Companies, Inc. dated January 27, 2004 announcing the pricing of the offering of common stock.

ITEM 9.       REGULATION FD DISCLOSURE

         On January 27, 2004, Rowan announced the pricing of the offering of common stock. The press release announcing the pricing of the offering is filed as Exhibit 99.1 to this Current Report.

         In accordance with General Instruction B.2. of Form 8-K, the foregoing information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROWAN COMPANIES, INC.



                                        By:     /s/ E.E. THIELE
                                                -------------------------------
                                        Name:   E. E. Thiele
                                        Title:  Senior Vice President - Finance,
                                                Administration and Treasurer

Date:  January 30, 2004


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                           DESCRIPTION
-------                                          -----------

1.1 Underwriting Agreement dated January 27, 2004 between Rowan Companies, Inc. and Lehman Brothers Inc.

5.1 Opinion of Andrews Kurth LLP regarding the validity of the securities issued.

99.1 Press release of Rowan Companies, Inc. dated January 27, 2004 announcing the pricing of the offering of common stock.